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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.   20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 20, 1996

RESIDENTIAL ASSET SECURITIES CORPORATION (as seller under a Pooling and Servicing Agreement dated as of June 1, 1996 providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 1996-KS3)


                   Residential Asset Securities Corporation
                  ------------------------------------------
            (Exact name of registrant as specified in its charter)


        DELAWARE                      33-56893           51-0362653
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(State or Other Jurisdiction         (Commission     (I.R.S. Employer
of Incorporation)                    File Number)    Identification No.)

8400 Normandale Lake Blvd.
Suite 600
Minneapolis, Minnesota                                      55437
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(Address of Principal                                      (Zip Code)
Executive Offices)


Registrant's telephone number, including area code, is (612) 832-7000


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

        (a)      Not applicable

        (b)      Not applicable

        (c)      Exhibits:


                 Item 601(a) of
                 Regulation S-K
Exhibit No.      Exhibit No.      Description
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     1               23.12        Accountants' Consent

     2               99           financial statements of
                                  AMBAC Indemnity Corporation
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL ASSET SECURITIES  CORPORATION


                              By:     /s/ William E. Waldusky
                                 --------------------------------------------
                              Name:  William E. Waldusky
                              Title: Vice President


Dated:  June 20, 1996
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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                Description           Page
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         1        Consent of KPMG Peat Marwick      6

         2        financial statements of AMBAC     8